UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM	8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	September 16, 2022

KAMAN CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-35419	06-0613548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue,	Bloomfield,	Connecticut	06002
(Address of principal executive offices)			(Zip Code)

(860)	243-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value per share)	KAMN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this "Amendment") is filed by Kaman Corporation (the “Company”) for the purpose of amending Item 9.01 of the Current Report on Form 8-K (the "Original 8-K") filed on September 19, 2022. In the Original 8-K, the Company reported the acquisition of the aircraft wheel & brake division (now known as "Aircraft Wheel and Brake") of Parker-Hannifin Corporation, effective September 16, 2022, and indicated that the Company would file the historical financial statements of Aircraft Wheel and Brake and the pro forma financial information no later than 71 calendar days after the Original 8-K. This Amendment is being filed to include financial statements and the pro forma financial information required under Item 9.01(a) and (b) of Form 8-K. The financial statements and pro forma financial information filed within this Amendment should be read in conjunction with the Original 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial Statements of the Business Acquired

The following audited financial statements of Aircraft Wheel and Brake are attached hereto as Exhibit 99.1 and are incorporated herein by reference:

•Independent Auditor's Report of Deloitte & Touche LLP
•Combined Balance Sheet as of June 30, 2022 and 2021
•Combined Statements of Income for the years ended June 30, 2022 and 2021
•Combined Statement of Changes in Net Parent Investment for the years ended June 30, 2022 and 2021
•Combined Statements of Cash Flows for the years ended June 30, 2022 and 2021
•Notes to the Combined Financial Statements

(b)    Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, after giving effect to the acquisition of Aircraft Wheel and Brake, is attached hereto as Exhibit 99.2 and is incorporated herein by reference:

•Unaudited Pro Forma Condensed Combined Balance Sheets as of July 1, 2022
•Unaudited Pro Forma Condensed Combined Statements of Operations for the six-month fiscal period ended July 1, 2022
•Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2021
•Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)    Exhibits

The following exhibits are filed as part of this report:

Exhibit	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Audited combined financial statements of Aircraft Wheel and Brake for the years ended June 30, 2022 and 2021
99.2	Unaudited pro forma condensed consolidated financial information for the six-month fiscal period ended July 1, 2022 and the year ended December 31, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ James G. Coogan
James G. Coogan
Senior Vice President and Chief Financial Officer

Date: November 22, 2022